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                                                                 EXHIBIT 10.23.5

          THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING
        SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                      1933

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN

                FORM OF NONQUALIFIED STOCK OPTION AWARD AGREEMENT
                     GRANTED TO ____________ ON ____________

DSW Inc. ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the DSW Inc. 2005 Equity Incentive Plan ("Plan") as a means through which you may share in the Company's success. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into an opportunity to buy common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

   - Read the Plan and the Plan's Prospectus carefully to ensure you understand how the Plan works;

   - Read this Award Agreement carefully to ensure you understand what you must do to earn your Award; and

   - Contact DSW's Vice President, Human Resources at (614) 238-5781 if you have any questions about your Award.

Also, no later than ____________, you must return a signed copy of the Award Agreement to:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive any amount on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

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                              NATURE OF YOUR AWARD

You have been granted Nonqualified Stock Options ("NQSOs") which you may exercise to purchase common shares of the Company but only if you satisfy the conditions described in this Award Agreement and pay the Exercise Price specified below. Federal income tax rules apply to NQSOs. These and other conditions affecting your NQSOs are described in this Award Agreement, the Plan and the Plan's Prospectus, all of which you should read carefully.

No later than ____________, you must return a signed copy of this Award Agreement to:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date.

GRANT DATE: Your NQSOs were issued on ____________.

This is the date you begin to earn the right to buy common shares of the Company through your NQSOs.

NUMBER OF NQSOS: You have been granted ____________ NQSOs.

You may buy one common share of the Company for each NQSO granted but only if you meet the conditions described in this Award Agreement and in the Plan.

            WHEN YOU MAY EXERCISE YOUR AWARD AND WHEN IT WILL EXPIRE

NORMAL VESTING DATE: You may not exercise your NQSOs until they vest. Normally, your NQSOs will vest (and may be exercised) if you are actively employed on ____________. This does not mean that you must exercise your NQSOs on
____________; this is merely the first date that you may do so. However, your NQSOs will expire unless they are exercised before ____________, the Expiration Date.

HOW YOUR NQSOS MIGHT VEST (AND BE EXERCISABLE) EARLIER THAN THE NORMAL VESTING
DATE: Regardless of the normal vesting schedule just given, your NQSOs will be vested (and may be exercised) if, before the Normal Vesting Date:

      -  You die or become disabled (as defined in the Plan); or

      -  There is a Change in Control (as defined in the Plan).

HOW YOUR NQSOS MAY BE FORFEITED: You will forfeit your unvested NQSOs if:

      - You materially fail to substantially perform your position or duties as a consultant;

      - You engage in illegal or grossly negligent conduct that is materially injurious to the

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         Company or any Related Entity (as defined in the Plan);

      - You materially violate any law or regulation governing the Company or any Related Entity;

      - You commit a material act of fraud or dishonesty which has had or is likely to have a material adverse effect upon the Company's (or any Related Entity's) operations or financial conditions;

      - You materially breach the terms of any other agreement with the Company or any Related Entity; or

      -  You breach any term of the Plan or this Award Agreement.

Also, if the Company subsequently discovers that you actively concealed an act, event or failure that is within those just listed and the Company could not have discovered that act, event or failure through reasonable diligence before your termination, you will be required to repay to the Company the full value you received under this Award.

                              EXERCISING YOUR AWARD

There are specific procedures you must follow to exercise an NQSO; if you do not follow these procedures, your attempted exercise will be disregarded.

When you buy a common share of the Company by exercising an NQSO, the option exercised is cancelled and no more shares may be bought through the cancelled option.

EXPIRATION DATE: Your NQSOs will expire on (and may not be exercised after)
____________.

EXERCISE PRICE: You must pay $____________ for each common share of the Company you buy when you exercise an NQSO.

MINIMUM NUMBER OF NQSOS THAT YOU MAY EXERCISE: The smallest number of NQSOs that you may exercise at any one time is 100 or, if fewer, the total number of your outstanding vested NQSOs.

Also, you may not exercise any NQSO to buy a fractional common share of the Company; an NQSO to purchase a fractional share will be converted to an NQSO to purchase a whole share.

PROCEDURES FOR EXERCISING YOUR NQSOS: To exercise an NQSO, you must:

      - Complete a copy of the Nonqualified Stock Option Exercise Notice attached to this Award Agreement (additional copies are available from DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below); and

      - Pay the Exercise Price (i.e., $____________) for each NQSO being exercised.

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This must be done before ____________, when your NQSOs expire (see section titled "When You May Exercise Your Award and When It Will Expire" above).

Unless otherwise authorized by the Company, you must pay the Exercise Price by check in the amount of the Exercise Price ($____________) multiplied by the number of NQSOs being exercised. This check must be made payable to "DSW Inc." Upon payment, and as soon as administratively practicable, the Company will issue you a number of shares equal to the number of NQSOs you are exercising.


                        OTHER RULES AFFECTING YOUR AWARD

RIGHTS BEFORE EXERCISE: Until you exercise your NQSOs, you may not exercise any voting rights associated with the shares underlying your NQSOs. Nor will you be entitled to receive any dividends with respect to those shares.

BENEFICIARY DESIGNATION: You may name a Beneficiary or Beneficiaries to exercise any vested NQSOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. If you die without making an effective Beneficiary designation, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TAX WITHHOLDING: You (and not the Company) are solely responsible for any income and other taxes (including payment of estimated taxes) associated with this Award or its exercise.

TRANSFERRING YOUR NQSOS: Normally, your NQSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NQSOs if you die. Also, the Committee may allow you to place your NQSOs into a trust established for your benefit or for the benefit of your family. Contact DSW's Vice

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President, Human Resources at (614) 238-5781 or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your NQSOs will be subject to the terms of any other written agreements between you and the Company.

ADJUSTMENTS TO NQSOS: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your NQSOs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your NQSOs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both these documents carefully to ensure you fully understand all the terms and conditions of this Award.

                           TAX TREATMENT OF YOUR AWARD

The federal income tax treatment of your NQSOs is discussed in the Plan's Prospectus.

                                      *****

You may contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you have any questions about your Award or this Award Agreement.

                                      *****

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to DSW's Vice President, Human Resources at the address given below no later than
____________.

By signing below, I acknowledge and agree that:

      -  A copy of the Plan has been made available to me;

      -  I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Awards and understand what I must do to earn and exercise my Award;

      - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my Award and reduce its value or potential value; and

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      -  If I do not return a signed copy of this Award Agreement to the address shown below before ____________, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive any amount on account of the retroactively revoked Award.

_________________

_________________________________________
(signature)

Date signed: ____________________________

A signed copy of this form must be sent to the following address no later than ____________:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

                                      *****

                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this Award Agreement was received on ______________.

By: _________________________

_________________

      _____ Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

      _____ Has not complied with the conditions imposed on the grant and the Award and the Award Agreement is retroactively revoked as of the Grant Date because describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator

By: ________________________________

Date: ______________________________

NOTE: Send a copy of this completed form to ____________ and keep a copy as part of the Plan's permanent records.

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                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN

                    NONQUALIFIED STOCK OPTION EXERCISE NOTICE
   AFFECTING NONQUALIFIED STOCK OPTIONS ISSUED TO ____________ ON ____________

Additional copies of this Nonqualified Stock Option Exercise Notice are available from DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below.

Also, DSW's Vice President, Human Resources can answer any questions you have about completing this notice and exercising your NQSOs.

By completing this form and returning it to DSW's Vice President, Human Resources at the address given below, I elect to exercise the NQSOs described below:

NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NQSOs granted under each Award Agreement (e.g., if you are exercising 200 NQSOs granted January 1, 2006 and 100 NQSOs granted January 1, 2007 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NQSOs being exercised).

AFFECTED OPTIONS: This exercise relates to the following NQSOs (fill in the blanks):

      GRANT DATE:  ____________

      NUMBER OF NQSOS BEING EXERCISED WITH THIS NOTICE:  _____________________

NOTE: You may not exercise fewer than 100 NQSOs at any one time unless you have fewer than 100 NQSOs outstanding from this grant, in which case you may exercise all of the outstanding NQSOs from this grant.

EXERCISE PRICE: The Exercise Price due is $__________________________________

NOTE: This amount must be the product of $____________ multiplied by the number of NQSOs being exercised.

PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price by (check one):

      ____  Personal check payable to "DSW Inc."

      ____  Through a cashless exercise.

      ____  Through the attestation process.

Note:

      - If you select the cash method of exercise, you must include payment with this notice.

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      -     If you select either the cashless or attestation form of paying the
            Exercise Price, you should contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

      - I fully understand the effect (including the investment effect) of exercising my NQSOs and buying common shares of the Company and understand that there is no guarantee that the value of these shares will appreciate or will not depreciate;

      - This election will have no effect if it is not returned to RVI's Vice President Compensation, Benefits & HRIS at the address given below before they expire (as described in the Award Agreement under which these NQSOs were issued); and

      - The common shares of the Company I am buying by filing this form will be issued to me as soon as administratively practicable.

_______________

_____________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than ____________:

               Vice President, Human Resources
               DSW
               4150 East Fifth Avenue
               Columbus, Ohio 43219

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
_______________________.

_______________:

      ____  Has effectively exercised the NQSOs described in this notice; or

      ____ Has not effectively exercised the NQSOs described in this notice because

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      __________________________________________________________________________
      describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator

By:   __________________________________

Date: __________________________________

Note: Keep a copy of this form as part of the Plan's permanent records.

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                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                          BENEFICIARY DESIGNATION FORM

      RELATING TO STOCK OPTION AWARD ISSUED TO ____________ ON ____________

                      INSTRUCTIONS FOR COMPLETING THIS FORM

You may use this form [1] to name the person you want to receive any amount due after your death under the terms of the Award described above or [2] to change the person who will receive these benefits.

There are several things you should know before you complete this form.

FIRST, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

SECOND, your election will not be effective (and will not be implemented) unless you sign this form.

THIRD, your election will be effective only if and when this form is completed properly and returned to DSW's Vice President, Human Resources.

FOURTH, all elections will remain in effect until they are changed (or until all death benefits are paid).

FIFTH, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

SIXTH, if you have any questions about this form or if you need additional copies of this form, please contact DSW's Vice President, Human Resources at
(614) 238-5781 or at the address given below.

                         1.00 DESIGNATION OF BENEFICIARY

1.01  PRIMARY BENEFICIARY:

      I designate the following persons as my Primary Beneficiary or Beneficiaries to exercise any rights due after my death under the terms of the Award Agreement described at the top of this form. These rights will be allocated, in the proportion specified, to:

       ______% to ______________________________________________________________
                       (Name)                                     (Relationship)

      ADDRESS: _________________________________________________________________

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      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

1.02  CONTINGENT BENEFICIARY

IF ONE OR MORE OF MY PRIMARY BENEFICIARIES DIES BEFORE I DIE, I DIRECT THAT any rights available after my death under the terms of the Award Agreement described at the top of this form:

      _____ Be allocated to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

      _____ Be allocated among the following Contingent Beneficiaries.

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                       (Name)                                     (Relationship)

      Address: _________________________________________________________________

ELECTIONS MADE ON THIS FORM WILL BE EFFECTIVE ONLY AFTER THIS FORM IS RECEIVED BY DSW'S VICE PRESIDENT, HUMAN RESOURCES AND ONLY IF IT IS FULLY AND PROPERLY COMPLETED AND SIGNED.

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Name: ____________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Sign and return this form to DSW's Vice President, Human Resources at the address given below.
__________________________                         _____________________________
Date                                               Signature

Return this signed form to DSW's Vice President, Human Resources at the following address:

               Vice President, Human Resources
               DSW
               4150 East Fifth Avenue
               Columbus, Ohio 43219

Received on: __________________

By: ______________________________________

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